Franklin
California
Growth Fund

Franklin Strategic Series

PROSPECTUS   September 1, 1995
as amended January 3, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777   1-800/DIAL BEN

Franklin California Growth Fund (the "Fund") is a non-diversified series of Franklin Strategic Series (the "Trust"), an open-end management investment company. The investment objective is to seek capital appreciation. The
Fund seeks to accomplish its objective by investing primarily in a non-diversified portfolio of securities of companies headquartered in, or conducting a majority of operations in, the state of California.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

A Statement of Additional Information ("SAI") concerning the Fund, dated September 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents                                Page

Expense Table........................     2

Financial Highlights.................     4

About the Fund.......................     4

Investment Objective
 and Policies of the Fund............     5

Management of the Fund...............    11

Distributions to Shareholders........    12

Taxation of the Fund
 and Its Shareholders................    13

How to Buy Shares of the Fund........    14

Purchasing Shares of the Fund in
 Connection with Retirement Plans
 Involving Tax-Deferred Investments..    20

Other Programs and Privileges
 Available to Fund Shareholders......    21

Exchange Privilege...................    22

How to Sell Shares of the Fund.......    24

Telephone Transactions...............    28

Valuation of Fund Shares.............    29

How to Get Information Regarding
 an Investment in the Fund...........    30

Performance..........................    31

General Information..................    31

Account Registrations................    32

Important Notice Regarding
 Taxpayer IRS Certifications.........    33

Portfolio Operations.................    34

Risk Factors In California...........    34


Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund (before fee waivers and expense reductions) for the fiscal year ended April 30, 1995.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)................................    4.50%

Deferred Sales Charge...............................................    NONE*

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Annual Fund Operating Expenses
 (as a percentage of average net assets)

Management Fees.....................................................    0.63%**

12b-1 Fees..........................................................    0.13%***

Other Expenses:

  Shareholder Servicing Costs................................  0.07%

  Reports to Shareholders....................................  0.13%

  Other .....................................................  0.31%
                                                              -------

Total Other Expenses................................................    0.51%
                                                                       -------
Total Fund Operating Expenses.......................................    1.27%**
                                                                       =======

**Represents the management fee before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive all of its management fees and to make certain payments to reduce expenses. With this waiver and expense reduction, the Fund paid no management fees and total operating expenses represented 0.25% of the average net assets of the Fund. ***The Fund may pay up to a maximum of 0.25% per annum of its average daily net assets in Rule 12b-1 fees. See "Management of the Fund - Plan of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                 One Year      Three Years      Five Years      Ten Years

                   $57*            $83             $112           $191

*Assumes that a contingent deferred sales charge will not apply.

This example is based on the aggregate annual operating expenses, before fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund from October 18, 1991 (the effective date of the registration statement for the Fund) through April 30, 1992, and for the fiscal years ended April 30, 1993, 1994 and 1995. The information for the period from October 18, 1991 through April 30, 1992 and the three fiscal years in the period ended April 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated April 30, 1995. See the discussion "Reports to Shareholders" under "General Information."

                                Per Share Operating Performance                                        Ratios/Supplemental Data
                   -------------------------------------------------------                            -------------------------
                                               Distri-    Distri-                                                Ratio of Net
      Net Asset  Net    Net Realized           butions    butions         Net Asset       Net Assets  Ratio of   Investment
Year  Value at  Invest-& Unrealized Total From From Net   From    Total   Value at          at End    Expenses   Income to Portfolio
Ended Beginning  ment   Gain(Loss)  Investment Investment Capital Distri-  End of  Total   of Year   to Average   Average   Turnover
April30 of Year Income on Securities Operations Income    Gains   butions  Year  Return* (in 000's) Net Assets*** Net Assets  Rate
------------------------------------------------------------------------------------------------------------------------------------
1992   $10.04   $0.07    $(0.168)    $(0.098)   $(0.072)  $ .--   $ .--   $ 9.87  (1.77)%**  $3,091     .--%       1.27%**    13.73%

1993     9.87    0.12      0.340       0.460     (0.120)    .--     .--    10.21   4.72       3,412     .--        1.23       38.28

1994    10.21    0.14      2.425       2.565     (0.145)  (0.580) (0.725)  12.05  25.55       4,646    0.09        1.16      135.12

1995    12.05    0.16      3.043       3.203     (0.124)  (1.099) (1.223)  14.03  29.09      13,844    0.25        1.63       79.52

*Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.
**Annualized
***During the periods indicated, Franklin Advisers, Inc. agreed to waive in advance a portion of its management fees and made payment of other expenses incurred by the Fund. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:


                                                     Ratio of expenses
                                                   to average net assets
                                                  -----------------------

     1992..........................................         1.61%**

     1993..........................................         1.99

     1994..........................................         1.89

     1995..........................................         1.27


About the Fund

The Fund is a non-diversified series of the Franklin Strategic Series, an open-end management investment company, commonly called a "mutual fund." Franklin Strategic Series (the "Trust") was organized in Delaware as a business trust and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust issues shares in seven other series: the Franklin Small Cap Growth Fund, the Franklin Institutional MidCap Growth Fund, the Franklin MidCap Growth Fund, the Franklin Global Health Care Fund, the Franklin Strategic Income Fund, the Franklin Global Utilities Fund and the Franklin Natural Resources Fund.

Prior to July 12, 1993, the Fund's name had been Franklin California 250 Growth Fund. On that date, the Fund's investment objective and various investment policies were changed and, consistent therewith, its name was changed to the Franklin California Growth Fund.

The Board of Trustees may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 4.5% of the offering price. See "How to Buy Shares of the Fund."

Investment Objective
and Policies of the Fund

The Fund's investment objective is to seek capital appreciation. Under normal market conditions, the Fund invests at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California, consisting of the common stock, preferred stock, warrants for the purchase of common stock, debt securities convertible or exchangeable for common or preferred stock, and fixed-income securities issued by such companies. The securities in which the Fund invests are traded primarily on the New York or American stock exchanges or over-the-counter markets. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. As with any investment, there is no assurance that the Fund's objective will be achieved.

In attempting to achieve this objective, the Fund expects to invest a portion of its assets in small to mid-size capitalization companies with market capitalizations of up to $2.5 billion at the time of the Fund's investment. The Fund may also invest in relatively well known, larger capitalization companies in mature industries which the investment manager believes have the potential for capital appreciation.

Although the Fund's assets are invested primarily in securities of California-linked companies, the Fund may invest up to 35% of its assets in the securities of companies headquartered or conducting a majority of their operations outside the state of California, including the common stock, preferred stock, warrants for the purchase of common stock, debt securities convertible or exchangeable for common or preferred stock, and fixed-income securities issued by such companies. In this way the Fund seeks to benefit from its research into companies and industries within or beyond the Fund's primary region.

The Fund may also invest up to 35% of its total assets in debt securities consisting of bonds, notes and debentures if the investment manager deems the investment to present a favorable investment opportunity consistent with the Fund's objective of capital appreciation. The Fund is permitted to invest up to 5% of its assets in fixed-income securities, including convertible debt and preferred stocks, bonds, notes and debentures rated below investment grade but rated no lower than B by Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P"), or that are not rated but determined by management to be of comparable quality. The remainder (up to 30% of total assets) of the Fund's fixed-income securities will be limited to investment grade obligations and will be rated no lower than BBB by S&P or Baa by Moody's. Investment grade securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Fund may seek capital appreciation by investing in such debt securities which the investment manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The prices of such securities generally increase when interest rates decline while such prices generally decrease when interest rates rise. The receipt of income from such debt securities will be incidental to the Fund's investment objective of capital appreciation.

Fixed-income securities within the top three categories (i.e., securities rated AAA, AA and A by S&P or Aaa, Aa or A by Moody's) are generally known as high-grade securities and are regarded as having a strong capacity to pay interest or dividends, as the case may be. Medium-grade securities (i.e., securities rated BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends but with greater vulnerability to adverse economic conditions and some speculative characteristics. Lower rated (below investment grade) securities, those rated BB or lower by S&P or Ba or lower by Moody's, are considered by S&P and Moody's, on balance, to be predominantly speculative with respect to capacity to pay stock obligations in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. These lower rated fixed-income securities are subject to credit risk considerations, and involve higher risk, while typically offering relatively higher yield, and are commonly referred to as "junk bonds." The SAI contains a discussion of the risks of investing in lower rated securities and an Appendix which discusses these ratings categories.

Special Considerations

To the extent that the Fund may invest in smaller capitalization companies or other companies, the Fund may place greater emphasis upon investments in relatively new or unseasoned companies which are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Due to these and other factors, new or unseasoned companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative. Any such investments, however, will be limited in the case of issuers which have less than three years continuous operation, including the operations of any predecessor companies, to no more than 5% of the Fund's total assets.

The Fund is non-diversified under the federal securities laws. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. However, the Fund intends to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gains. Accordingly, the Fund will not purchase securities if, as a result, more than 25% of its total assets would be invested in the securities of a single issuer or, with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

Some of the Fund's Other Investment Policies

Loans of Portfolio Securities. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Borrowing. As a fundamental policy, the Fund does not borrow money or mortgage or pledge any of the assets of the Fund, except that the Fund may borrow up to 10% of its total asset value to meet redemption requests and for other temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or a preferred stock which may be converted within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances established upon issue. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the security which will be either an operating company or an investment bank.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. When issued by a company other than an investment banking firm, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed income securities issued by its respective company. Operating company-issued convertible securities are typically convertible into common stock through the company issuing new common stock to the holder of the security. However, in the instance that the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay cash out instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank. Because it has features of both common stock and a straight fixed income security, a convertible security's value can be influenced, as mentioned, by both interest rate and market movements. Consequently, convertible securities often are not influenced by a change in interest rates as much as a similar straight fixed income security or a change in share price as drastically as the respective common stock. This is because, rather than a convertible security's value largely being determined by interest rates or share price, it is often determined by a combination of the two.

The convertible debt obligations in which the Fund may invest are subject to the same rating criteria as that Fund's investments in debt obligations. However, unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Like common stocks, preferred stocks generally have no maturity date, so that their market value is dependent on the issuer's business prospects for an indefinite period of time. Finally, preferred stock pays dividends, rather than interest payments, and the dividends are treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for the Fund's financial reporting, credit rating, and investment limitation purposes. For more information regarding liquidity, please see "Illiquid Investments" below; for more information regarding convertible securities, please see the SAI.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund. Illiquid securities include illiquid equity securities, securities with legal or contractual restriction on resale, repurchase agreements of more than seven days duration, illiquid real estate investment trusts, securities of issuers with less than three years continuous operation and other securities which are not readily marketable. The Trust's Board of Trustees has authorized the Fund to invest in restricted securities (which might otherwise be considered illiquid) where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid (and thus not subject to the foregoing 10% limitation), to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. The Trust's Board of Trustees will review the investment manager's determinations of liquidity, retain ultimate responsibility for such determinations and will consider appropriate action, consistent with the Fund's objective and policies, if a security should become illiquid subsequent to its purchase. For additional information, see "The Fund's Investment Objective and Restrictions" in the SAI.

Securities Industry Related Investments. To the extent consistent with its investment objective and certain limitations under the 1940 Act, the Fund may invest its assets in securities issued by companies engaged in securities related businesses, including such companies that are securities brokers, dealers, underwriters or investment advisers. Such companies are considered part of the financial services industry sector.

Pursuant to Section 12 of the 1940 Act, the Fund may not acquire a security or any interest in a securities related business, to the extent such acquisition would exceed certain limitations. The Fund does not believe that these limitations will impede the attainment of its investment objective.

Short-Term Investments. The Fund may invest its cash, including cash resulting from purchases and sales of Fund shares, in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents and, subject to an order of exemption from the SEC, the shares of affiliated money market funds that invest primarily in short-term debt securities. Such temporary investments may be made either for liquidity purposes, to meet redemption requirements or as a temporary defensive measure.

Options and Financial Futures. The Fund may write covered put and call options and purchase put and call options on securities and securities indices which trade on securities exchanges and in the over-the-counter market. The Fund may purchase and sell financial futures and options on financial futures with respect to securities indices. Additionally, the Fund may purchase and sell financial futures and options to "close out" financial futures and options it has previously entered into. The Fund will not enter into any financial futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets (taken at current value). The Fund will not engage in any stock options or stock index options if the option premiums paid regarding its open option positions exceed 5% of the value of the Fund's total assets. The Fund will not engage in transactions in options or financial futures contracts or options related thereto for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase and, to the extent consistent therewith, to accommodate cash flows. Notwithstanding the Fund's ability to enter into such transactions for hedging purposes, it is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the Fund's objective and policies.

The Fund's option and futures investments involve certain risks. Such risks include the risks that the effectiveness of an options and futures strategy depends on the degree to which price movements in the underlying index or securities correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation which would result in a loss on both such securities and the option or future.

Positions in exchange traded options and financial futures may be closed out only on an exchange which provides a secondary market. There may not always be a liquid secondary market for a futures or option contract at a time when the Fund seeks to "close out" its position. If the Fund were unable to "close out" a futures position, and if prices moved adversely, the Fund would have to continue to make daily cash payments to maintain its required margin and, if the Fund had insufficient cash, it might have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the stocks underlying futures or options contracts it holds. Over-the-counter ("OTC") options may not be closed out on an exchange and the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. There can be no assurance that a liquid secondary market will exist for any particular option or financial futures contract at any specific time. Thus, it may not be possible to close such an option or financial futures position. The Fund will enter into an option or financial futures position only if there appears to be a liquid secondary market for such option or financial futures.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities. The Fund and the investment manager disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options as subject to its limitation on illiquid securities. (See "Investment Objective and Policies of the Fund - Illiquid Investments" in this Prospectus.)

In addition, adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a financial futures contract which it has purchased. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract or option. (See "The Fund's Investment Objective and Restrictions - Transactions in Options, Financial Futures and Options on Financial Futures" in the SAI for a fuller discussion of the Fund's investments in options and financial futures, including the risks associated with such activity.)

The Fund's transactions in options and financial futures contracts may be limited by the requirements of the Fund for qualification as a regulated investment company. The Fund's investments in options and financial futures contracts and certain security transactions (including loans of portfolio securities) may also reduce the portion of the Fund's dividends which otherwise would be eligible for the corporate dividends-received deduction. These securities require the application of complex and special tax rules and elections, more information about which is included in the SAI.

Repurchase Agreements. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Trust's Board of Trustees and will be held pursuant to a written agreement.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

How Shareholders Participate
in the Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets. A decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both decreases and increases in the valuation of the market, and these may reoccur unpredictably in the future.

Management of the Fund

The Board of Trustees (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see
"General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

During the fiscal year ended April 30, 1995, management fees, before any advance waiver, totaled 0.63% of the average daily net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled 1.27% of the average daily net assets of the Fund. Pursuant to an agreement by Advisers to limit its fees, the Fund paid no management fees and paid operating expenses totaling 0.25% of the average daily net assets of the Fund. This arrangement may be terminated by the investment manager at any time.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors, or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers, or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information please see the SAI.

Distributions to Shareholders

There  are  two  types  of  distributions   which  the  Fund  may  make  to  its
shareholders:

1. Income dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends semiannually in June and December for shareholders of record generally on the first business day preceding the 15th of the month, payable on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that, because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of the shareholder's investment, it may be taxable as dividend income or capital gain.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are eligible for reinvestment at net asset value only in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to ClassI shares of another fund in the Franklin Group of Funds(R) or the Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.

Taxation of the Fund and Its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and by meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

For corporate shareholders, 52.66% of the income dividends paid by the Fund for the fiscal year ended April 30, 1995 qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions. Shareholders should also consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of the Fund and distributions and redemption proceeds received from the Fund.

How to Buy Shares of the Fund

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through retirement plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Purchase Price of Fund Shares

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share, plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."

Set forth below is a table of front-end sales charges  and dealer concessions.

                                                Total Sales Charge
                                       ------------------------------------------------
                                                             As a Percentage    Dealer Concession
    Size of Transaction                As a Percentage        of Net Amount      As a Percentage
    at Offering Price                  of Offering Price        Invested        of Offering Price*
    ----------------------------------------------------------------------------------------------
    Less than $100,000                      4.50%                4.71%               4.00%
    $100,000 but less than $250,000         3.75%                3.90%               3.25%
    $250,000 but less than $500,000         2.75%                2.83%               2.50%
    $500,000 but less than $1,000,000       2.25%                2.30%               2.00%
    $1,000,000 or more                      none                 none             (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.
**Distributors will pay the following commissions out of its own resources to securities dealers who initiate and are responsible for purchases of $1 million or more: 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)." Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See definitions under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds, and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain   officers  and  trustees  of  the  Trust  are  also   affiliated   with
Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, and the investor grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for redemption by the investor until the Letter of Intent has been completed or the higher sales charge paid. This policy regarding the reservation of shares does not apply to certain benefit plans described under "Purchases At Net Asset Value." For more information, see "Additional Information Regarding Purchases" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties  after  cessation of  employment;  (2)  companies  exchanging  shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) insurance company separate accounts for pension plan contracts; (4) accounts managed by the Franklin Templeton Group; (5) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended, in shares of the Fund; (6) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (7) registered securities dealers and their affiliates, for their investment account only, and (8) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares redeemed in connection with an exchange into another of the Franklin Templeton
Funds (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in the Fund or another Franklin Templeton Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has an investment objective similar to that of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services within 365 days after the plan distribution.

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

Description of Special Net Asset Value Purchases

Shares of the Fund may also be  purchased  at net asset  value and  without  the
imposition  of  a  contingent   deferred  sales  charge  by  certain  designated
retirement plans including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in this Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares  of the  Fund  may be  purchased  at net  asset  value  and  without  the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Refer to the SAI for further information regarding net asset value purchases.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

Purchasing Shares of the Fund in Connection with Retirement Plans Involving Tax-Deferred Investments

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or the Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How to Sell Shares of the Fund" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from the Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.

Other Programs and Privileges  Available to Fund Shareholders

Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder semi-annually to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to the same class of another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. The applicable contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for shares of other Franklin Templeton Funds' Class I shares which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitation on a fund's sale of its shares, minimum holding periods or applicable sales charges.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Exchanges may be made in any of the following ways:

Exchanges by Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges by Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges by Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period of 12 months during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How To Buy Shares of the Fund." Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

The Fund currently will not accept investments from Timing Accounts.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

How to Sell Shares of the Fund

A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions by Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business, will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency, or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation  requests  of  corporate,   partnership,   trust  and  custodianship
accounts,   and  accounts  under  court   jurisdiction   require  the  following
documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature  guaranteed  letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions by Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement") included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions by Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge; requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Retirement Plan Accounts

Retirement  plan  account   liquidations   require  the  completion  of  certain
additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, a shareholder or securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive or pay out cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Telephone Transactions

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans. Changes to dividend options must also be made in writing.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

Valuation of Fund Shares

The net asset value per share of the Fund is determined as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices.

Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

How to Get Information Regarding an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund information may be accessed by entering Fund Code 180 followed by the sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                               Hours of Operation (Pacific time)
      Department Name         Telephone No.    (Monday through Friday)
      --------------------------------------------------------------------------
      Shareholder Services    1-800/632-2301   5:30 a.m. to 5:00 p.m.
      Dealer Services         1-800/524-4040   5:30 a.m. to 5:00 p.m.
      Fund Information        1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                                               8:30 a.m. to 5:00 p.m. (Saturday)
      Retirement Plans        1-800/527-2020   5:30 a.m. to 5:00 p.m.
      TDD (hearing impaired)  1-800/851-0637   5:30 a.m. to 5:00  p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin or Templeton's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

Performance

Advertisements, sales literature and communications to shareholders may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect the Fund's volatility or risk.

Average  annual total return  figures as  prescribed  by the SEC  represent  the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five-, and ten-year periods, or portions thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30 day period by the maximum public offering price on the last day of that period and annualizing the result.

Yield, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.

General Information

Reports to Shareholders

The  Fund's  fiscal  year  ends  April 30.  Annual  Reports  containing  audited financial statements of the Trust, including the auditor's report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Fund is a series of Franklin Strategic Series (the "Trust"), a Delaware business trust organized on January 25, 1991. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share in various series and classes. Each series, in effect, represents a separate mutual fund with its own investment objective and policies. All shares have one vote and, when issued, are fully paid and non-assessable. The Trust issues shares in seven other series: the Franklin Small Cap Growth Fund, the Franklin Institutional MidCap Growth Fund, the Franklin MidCap Growth Fund, the Franklin Global Health Care Fund, the Franklin Strategic Income Fund, the
Franklin Global Utilities Fund and the Franklin Natural Resources Fund. Additional series may be added in the future by the Board of Trustees. All shares have equal voting, participation and liquidation rights, but have no subscription, preemptive or conversion rights. The Trust reserves the right to issue additional classes of shares of the Fund, or to add additional series.

The Trust's shareholders will vote together to elect trustees and on other matters affecting the entire Trust, but will vote separately on matters affecting separate series. Shares have noncumulative voting rights, which means that in all elections of trustees, the holders of more than 50% of the shares voting can elect 100% of the trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Fund does not intend to hold annual shareholders' meetings. The Fund may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Account Registrations

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

Important Notice Regarding  Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Portfolio Operations

Frank Felicelli
Portfolio Manager of Advisers

Mr. Felicelli has been generally involved with investment strategy and stock selection of the Fund's portfolio since its inception. Mr. Felicelli joined Advisers in 1989 and has a bachelor of arts degree in economics from the University of Illinois and a masters degree in business administration and finance from Golden Gate University. He is a Chartered Financial Analyst and a member of several industry-related associations.

Conrad B. Herrmann, CFA
Portfolio Manager of Advisers

Mr. Herrmann has been responsible for the day-to-day management of the Fund's portfolio since its inception. Mr. Herrmann joined Advisers in 1989. He received a bachelor of arts degree from Brown University and a masters degree in business administration from Harvard University. Mr. Herrmann is a Chartered Financial Analyst, and is a board member of the Security Analysts of San Francisco and a member of the Association for Investment Management and Research.

Nick Moore
Portfolio Manager of Advisers

Mr. Moore has been responsible for the day-to-day management of the Fund's portfolio since its inception. He joined Advisers in 1986 and has a bachelor of science in business administration with a focus in accounting and finance from Menlo College.

Kei Yamamoto
Portfolio Manager of Advisers

Ms. Yamamoto has been responsible for the day-to-day management of the Fund's portfolio since April, 1995. Ms. Yamamoto joined Advisers in 1994. She has a bachelor of science degree in material science and engineering and a master of science degree from Massachusetts Institute of Technology. Prior to joining Advisers, Ms. Yamamoto worked at Goldman Sachs & Co. as a financial analyst and at Wasserstein Perella & Co., Inc. as an associate and vice president. Ms. Yamamoto has been in the industry since 1987.

Risk Factors in California

The following information as to certain California risk factors is given to investors in view of the Fund's policy of investing primarily in companies currently headquartered or conducting a majority of their operations in California. Such information constitutes only a brief discussion, does not purport to be a complete description, and is based primarily upon information derived from independent credit reports and historically reliable sources, but has not been independently verified by the Fund.

Although California's economy suffered considerably during the national recession of the early 1990's, recent data suggests that a recovery in California is now underway. The State's unemployment rate fell from 10.1% in January 1994 to 7.7% in October and November 1994. In 1994, over 150,000 new jobs were added to the California economy, and it is estimated that in 1995 220,000 more jobs will be added in sectors such as services, construction, and trade. Further, inflation in California, as determined by the California consumer price index, has run considerably below the national rate, and this trend is expected to continue throughout 1995 and 1996.

California has also seen improvement in its retail sales and construction sectors. According to survey data from the U.S. Department of Commerce, retail sales in California are up over 8 percent in September and October 1994 as compared to the same period in 1993. Residential building permits for November and December 1994 rose 13 percent from the prior year's level, and the value of nonresidential construction permits rose 3% during 1994. Improvements in retail sales, home building activity, existing home sales and bank lending volume all suggest that the state's economy may be on the upswing.

While much of the current information regarding California's economy indicates that the state's economy may be improving, the effects of the recession and natural disasters still linger to some extent. Federal reports regarding nonfarm wage and salary employment figures indicate that they have remained lackluster through 1994, and unemployment rose slightly in January 1995. Although transfer payments, including welfare payments and unemployment compensation, are slowing, California's jobless rate still hovered approximately two percent above the national average in October and November 1994. In addition, the Northridge earthquake in early 1994 and the floods in January 1995 also negatively impacted the economy. The Mexican peso's devaluation may also have some effect on the California economy, since the currency crisis is likely to make California's exports to Mexican consumers more expensive.

However, projections for California for the next year are generally positive. Without accounting for quake-related losses in rental income, income is expected to grow by 5.7% in 1995 and 6.0% in 1996, with real income growth expected to exceed 3.0% for both 1995 and 1996. The volume of home building permits is expected to rise over the next two years, and in 1996 job growth is projected to exceed 300,000. California is also likely to benefit from its strength in computers and other high tech products, as well as from trading with Japan and Western Europe.

The Fund's policy of investing primarily in the securities of California companies versus a less concentrated investment policy does involve certain additional risks, including the risk that an economic, business, political, regulatory or other developments or change affecting one portfolio security or industry could affect other securities or industries.